UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 29, 2009
FUEL SYSTEMS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32999	20-3960974

State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3030 South Susan Street, Santa Ana, California	92704

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 656-1300

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-23.1
EX-99.1
EX-99.2

ITEM 8.01. OTHER EVENTS
     Effective January 1, 2009, Fuel Systems Solutions, Inc. (the “Company”) adopted Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements (“SFAS 160”). SFAS 160 outlines new accounting and reporting requirements for ownership interests in subsidiaries held by parties other than the parent (previously known as minority interest) which requires, among other items: (a) the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the consolidated statement of financial position within equity but separate from the parent’s equity; (b) the amount of consolidated net income attributable to the parent and the noncontrolling interests be clearly identified and presented on the face of the consolidated statement of income; and (c) entities provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is applicable on a prospective basis; however, the presentation and disclosure requirements must be applied retrospectively when prior periods are presented in future filings. The purpose of this filing is to present the required retrospective application consistent with our future presentation and disclosure.
     The Company’s consolidated financial statements as of December 31, 2008 and 2007 and for each of the years ended December 31, 2008, 2007 and 2006 along with the Reports of Independent Registered Public Accounting Firms and Five-year summary of selected financial data, which were included in the company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2009 (the “2008 Form 10-K”), have been recast, in each case, to give effect to the retrospective presentation and disclosure requirements of SFAS 160. Such recast information is filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. All other information in the 2008 Form 10-K remains unchanged. This Current Report on Form 8-K does not reflect events or developments that occurred after March 10, 2009 (the original Form 10-K filing date) and does not modify or update the disclosures therein in any way, other than as required to reflect the adoption of SFAS 160 as described above and set forth in the exhibits hereto, which are incorporated herein by reference. More current information is contained in the company’s Quarterly Report on Form 10-Q for the period ended March 31, 2009 (the “Form 10-Q”) and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the Form 10-Q and other documents filed by the Company with the SEC subsequent to March 10, 2009.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
23.1	Consent of BDO Seidman, LLP

99.1	Reclassified consolidated financial statements as of December 31, 2008 and 2007 and for each of the years ended December 31, 2008, 2007 and 2006.

99.2	Five-year summary of selected financial data.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.
Dated: May 29, 2009	By:	/s/ Michael Helfand
Michael Helfand
Senior Vice-President Finance and Chief Accounting Officer